Exhibit 99.1
                       CONSULTING AND SEVERANCE AGREEMENT

         AGREEMENT, dated as of February 20, 2007, between Five Star Products, Inc., a Delaware corporation with principal executive offices at 777 Westchester Avenue, White Plains, NY (the "Company") and Steve Schilit, residing at 2002 Kenney Way, Bridgewater, NJ 08807 ("Consultant"). For purposes of this Agreement, all references to the Company shall include its wholly owned subsidiary Five Star Group, Inc.

                               W I T N E S S E T H

         WHEREAS, Consultant desires to terminate his employment with the Company and resign as the Company's Executive Vice President and from the Company's Board of Directors; and

         WHEREAS, the Company desires to offer severance payments to Consultant in appreciation for Consultant's past loyal service and future undertakings; and

         WHEREAS, the parties wish to settle fully and finally any claims, disputes and obligations relating to Consultant's employment with the Company and the termination thereof; and

         WHEREAS, the Company desires to engage Consultant to perform consulting services for the Company, and Consultant desires to perform such services, on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants, and conditions herein contained and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

         Section 1.        Resignation

         Consultant agrees to resign as Executive Vice President of the Company and from any other positions at the Company or any of its subsidiaries or affiliates, and from the Company's Board of Directors effective February 28, 2007.

         Section 2.        Consultant's Services.

         The Company hereby retains Consultant, and Consultant hereby agrees to perform for the Company, consulting and advisory services, upon the terms and conditions set forth in this Agreement. Consultant shall devote such time and effort to the performance of Consultant's duties under this Agreement as shall be reasonably necessary for the performance thereof. The manner in which the consulting services are to be performed shall be determined by Consultant. Except as provided for herein, Consultant shall not be entitled to any of the other benefits enjoyed by Company employees.

         Section 3.        Term.

         The term of this Agreement (the "Term") shall commence on March 1, 2007 and end on February 28, 2009, except for the commissions provided for in Section 4(b) below and unless earlier terminated as provided in Section 5(g). Consultant acknowledges and agrees that his relationship with the Company, whether as a consultant or otherwise, shall terminate at the end of the Term, except with respect to the Commission described in Section 4(b) below.

         Section 4.        Compensation.

                   (a) Fees. During the Term, subject to all the terms and conditions of this Agreement, the Company shall pay Consultant, as compensation for all services to be rendered by Consultant under this Agreement, a weekly consulting fee of $2,403.85 less applicable federal, state, local and other legally required withholdings, payable in accordance with the Company' s standard payroll practices (the "Fees").

                  (b) Commissions. During the Term and for a period of three (3) years thereafter, subject to all the terms and conditions of this Agreement, unless earlier terminated as provided in Section 5 (g), Consultant shall be entitled to receive one half of one percent of Net Sales of the Boston Group (the "Commission"). The Boston Group shall be defined as Sumner Kessler, Shera Solomont and Aaron Solomont. Net Sales shall be defined in accordance with GAAP consistent with the accounting treatment used in the Company's audited financial statements. The Commission shall be based on a January 1 through December 31st calendar year, commencing January 1, 2007. The Commission, if any, shall be paid monthly in accordance with the Company's standard commission payment practices.

                  (c) Benefit Plans. During the Term, Consultant shall be entitled to participate in the Company's benefit plans, to the extent eligible, as follows:

                           (i) Consultant will be permitted to participate in the Company's medical plan with coverage comparable to that which he presently has, to the extent eligible; provided that if Consultant becomes eligible to participate in a health insurance plan of another employer or Medicare, the Company shall have the option to terminate his health insurance coverage then in effect. Consultant will promptly inform the Company if he becomes eligible to participate in another health plan or Medicare.

                           (ii) The Company shall maintain the Consultant's current coverage under the group life insurance policies covering Consultant on the date hereof and its disability policy, to the extent eligible.


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The Company shall bear the cost of such benefits to the same extent (which shall be subject to change from time to time) as the Company bears the cost of such benefits for management personnel of the Company, and Consultant shall bear any balance of such cost.

The Company may at any time, terminate any of the plans or benefits with respect to its employees, to the extent permitted by law, without any obligation to Consultant.

                  (d) 401(k) Plan. During the Term, Consultant shall have the option to participate in the Company's 401(k) Plan, to the extent eligible.

                  (e) Automobile. During the Term, the Company shall continue to make the lease payments on the car the Company currently provides to Consultant, and shall continue to pay for insurance and maintenance, provided however, the Company shall have no obligation to pay for gas or any other expenses of said car.

         Section 5.        Nondisclosure and Non-competition.

(a) Confidentiality.

                           (i) Consultant will, during the Term and for three years thereafter, treat all Confidential Information (as defined below) of the Company and its respective Customers (as defined below) and affiliates confidentially. Consultant will not discuss or disclose such Confidential Information, directly or indirectly, with or to any person who is not an authorized officer or authorized employee of the Company. Consultant will not use any Confidential Information of the Company or its Customers or affiliates, or any other property of the Company, other than as is necessary in connection with his performance of consulting services hereunder or as specifically directed by the Company, or in any way which is detrimental to the Company. Consultant will not use any Confidential Information of the Company or National Patent Development Corporation ("NPDC") or their Customers or affiliates, or any other property of the Company or NPDC in any manner not specifically directed by the Company or NPDC, or in any way which is detrimental to the Company or NPDC.

                           (ii) Consultant agrees that all Confidential
         Information, together with all notes, drawings, and records relating thereto, all computer disks containing any Confidential Information, and all copies or facsimiles of any of the foregoing (in any media), in Consultant's possession are the exclusive property of the Company or NPDC, as the case may be. Consultant will not remove from the Company's premises any notes or records relating to Confidential Information of the Company or copies or facsimiles thereof (on any media) or any other property of the Company or any Customer or affiliate of the Company, except as specifically authorized in writing by the CEO of the Company. Consultant will promptly, upon termination of this Agreement for any reason deliver to the Company without retaining a copy thereof and will not keep in Consultant's possession, or recreate or deliver to anyone else, any or all of such Confidential Information or other property.

                           (iii) The term "Confidential Information" means all confidential information in any way concerning the activities, business, or affairs of the Company or NPDC, as the case may be, or their respective Customers or affiliates. Confidential Information includes, without limitation, strategic plans, Customer lists, supplier lists, any commercial arrangements with Customers and suppliers, any proprietary information, pertaining to the Company's Customers or suppliers, information, observations and data concerning trade secrets, inventions, or know-how of proprietary processes, together with all marketing, sales, financial, and research information; information concerning projects in research and development, or marketing plans for any products or projects; information concerning the technology, designs, or computer systems and programs of the Company or NPDC, as the case may be; and other information not generally known to the public concerning the business practices, activities, and business affairs of the Company or NPDC, as the case may be, or their respective Customers or affiliates. The term "Customer" means all past, present and prospective customers of the Company or NPDC, as the case may be.

                  (b) Trademarks, Etc. During the Term and for three years thereafter, Consultant will have no right, title, or interest in any trademark, trade name, or character names belonging to or used by the Company or NPDC or any material or matter of any sort prepared for or used in connection with advertising, broadcasting, or promotion of the services provided by the Company or NPDC, whether produced, prepared, published, or broadcast in whole or in part by Consultant, nor will Consultant make any claims with respect thereto. Consultant recognizes that the Company or NPDC, as the case may be, has and will continue to have and retain the sole and exclusive rights in any and all of the aforementioned trademarks, trade names, character names, material, or matter.

                  (c) Non-competition and No Disparagement. Consultant will not, during the Term and for a period of three years thereafter, directly or indirectly disparage the Company or NPDC, any of the Company's or NPDC's products or services, or any of the Company's or NPDC's then current or former directors, officers, or employees. During the Term and for an additional three-year period, Consultant will not:

                           (i) solicit the employment of any employee or consultant of the Company or NPDC;

                           (ii) encourage or induce any employee or consultant of the Company or NPDC to terminate his or her employment with the Company or NPDC;

                           (iii) contact or solicit, or direct or assist others to contact or solicit, any Customers, suppliers, or other business associates of the Company or NPDC;

                           (iv) engage in a diversion of good-will regarding the business conducted by the Company or NPDC;

                           (v) otherwise interfere in any way with the relationships between the Company or NPDC and their respective Customers, suppliers, lenders, or business associates; or

                           (vi) compete with the Company in its business as constituted when Consultant enters into or is employed by another business, including without limitation, the business of wholesale distribution of home decorating, hardware and finishing products, including by: (A) serving directly or indirectly as a consultant to any person if Consultant knows or should have known that such consulting services would help such person compete against the Company or NPDC,
         (B) having any interest (as owner, principal, general or limited partner, agent, employee, officer, director, or stockholder) in any person which competes with the Company or NPDC other than a passive interest of less than 5% of the voting stock of a publicly traded company, (C) establishing an entity that engages in the business of the Company or NPDC, (D) acquiring an existing entity that engages in such business, (E) otherwise engaging in such business; (F) participating in the management of any entity that engages in such business, or (G) serving (or having a nominee serve) with a competing entity as an officer, director, manager, or employee having duties dealing with such competing business.

                           (vii) Consultant acknowledges that the
         non-competition provisions are reasonable and necessary in order to protect the Company's legitimate business interests and that the payments under the Agreement are ample consideration for the restrictive covenants set forth in this Section 5.

                  (d) Inventions. Consultant hereby assigns to the Company Consultant's entire right to all Company Inventions (as hereinafter defined), which will be the sole and exclusive property of the Company whether or not subject to patent, copyright, trademark, or trade secret protection. Consultant also acknowledges that all original works of authorship that are made by Consultant (solely or jointly with others), within the scope of Consultant's services hereunder, and that are protectable by copyright, are "works made for hire," as that term is defined in the United States Copyright Act (17 U.S.C. ss.ss. 101, et seq.). To the extent that any such works, by operation of law, cannot be "works made for hire," Consultant hereby assigns to the Company all right, title and interest in and to such works and to any related copyrights. "Company Inventions" means all ideas, processes, trademarks and service marks, inventions, discoveries, and improvements to any of the foregoing, that Consultant learned or learned of, conceived or conceives of, developed or develops, or created or creates, alone or with others during Consultant's employment with the Company or any predecessor, affiliate, or successor thereof (whether or not conceived, developed, or created during regular working hours) that directly or indirectly arise from or relate to (i) the business, products, or services of the Company or any predecessor, affiliate, or successor thereof,
(ii) work performed for the Company by Consultant or any other employee, agent, or contractor of the Company or any predecessor, affiliate, or successor thereof, (iii) the use of the time of the Company or any predecessor, affiliate, or successor thereof, or (iv) access to the Confidential Information of the

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Company or any predecessor, affiliate, or successor thereof. Consultant will promptly execute, acknowledge and deliver to the Company all additional instruments or documents deemed at any time by the Company in its reasonable discretion to be necessary to carry out the intentions of this Section 6(d).

                  (e) Acknowledgments. Consultant acknowledges and agrees that
(i) the Confidential Information of the Company and Company Inventions have substantial value to the Company, (ii) the Confidential Information of the Company and Company Inventions would be susceptible to immediate competitive application by those outside of the Company, (iii) the Confidential Information of NPDC has substantial value to NPDC, and (iv) the Confidential Information of NPDC would be susceptible to immediate competitive application by those outside of NPDC, and that, under these circumstances, the provisions of this Section 5 are fair and reasonable.

                  (f) Survival. Consultant's obligations under this Section 5 will survive the termination of this Agreement and will thereafter be enforceable.

                  (g) Remedies. Consultant acknowledges that, if Consultant breaches any obligation under this Section 5, the Company and NPDC will suffer immediate and irreparable harm and damage for which money alone cannot fully compensate the Company and NPDC. Consultant therefore agrees that, upon such breach or threatened breach of any obligation under this Section 5, the Company and NPDC will be entitled to a temporary restraining order, preliminary injunction, permanent injunction or other injunctive relief, without posting any bond or other security, compelling Consultant to comply with any or all such provisions. In addition, if Consultant breaches any obligation under this
Section 5, the Company or NPDC may terminate this Agreement and the compensation set forth in Section 4, including, without limitation, the fee, Commissions and benefits set forth in Sections 4(a), (b), (c), (d) and (e), and upon such termination, the Company and NPDC will have no further obligation or liability hereunder except that the Company will pay to Consultant the portion, if any, of the Fees and any other amounts due and unpaid hereunder for the period through the date of such termination. This Section 5 will not be construed as an election of any remedy, or as a waiver of any right available to the Company or NPDC under this Agreement or law, including the right to seek damages from Consultant for a breach of any provision of this Agreement, nor will this
Section 5 be construed to limit the rights or remedies available under applicable law for any violation of any provision of this Agreement.

                  (h) The Company. As used in this Section 5, the term "Company" shall include the Company and any subsidiary or affiliate of the Company, and the term "NPDC" shall include NPDC and any subsidiary or affiliate of NPDC.

         Section 6.        Death.
                           -----

                  If Consultant shall die during the Term, his services hereunder shall terminate, and in such case:

                  (a) the Company will have no further obligation or liability hereunder except that the Company shall pay to Consultant's spouse (or if he leaves no spouse, to his estate or designated beneficiary), the Fees set forth in Section 4(a) above for the benefit of Consultant's spouse, for the lesser of six months or the remaining Term of this Agreement. Notwithstanding the foregoing, the Company shall have no further obligation or liability for any other payments or benefits, including without limitation the Commission and benefits set forth in Sections 4 (b), (c), (d) and (e).

                  Section 7.        Disability.

         If, as a result of Consultant's incapacity due to physical or mental illness, Consultant shall not have performed the services hereunder for 90 consecutive days or for an aggregate of more than 180 days in any 12 month period, and within 90 days after the Company has notified Consultant of such non-performance, he shall not have resumed performance of the services hereunder which shall continue for a minimum of eight consecutive weeks thereafter, the Company may terminate Consultant's services hereunder. In the case of such termination, the Company will have no further obligation or liability hereunder except that the Company shall pay to Consultant the Fees set forth in Section 4(a) above for the lesser of six months or the remaining Term of this Agreement. Notwithstanding the foregoing, the Company shall have no further obligation or liability for any other payments or benefits, including without limitation the Commission and benefits set forth in Sections 4(b), (c)(ii), (d) and (e). The medical benefits described in Section 4(c)(i) shall continue to the end of the Term notwithstanding a termination under this Section 7.

         Section 8.        Benefits Not Otherwise Entitled To.

         Consultant acknowledges that the payment and benefits specified above are in addition to and otherwise exceed any payment, benefit or other thing of value to which he might otherwise be entitled.

         Section 9.        General Releases.

                  (a) Consultant, in consideration of this Agreement, releases and forever discharges the Company, NPDC, and their respective parents, affiliates and subsidiaries, and each of their respective current, former, and future, officers, directors, trustees, employees, agents, attorneys, successors, and assigns (hereinafter collectively "Releasees"), from all actions, causes of action, suits, debts, sums of money, covenants, agreements, promises, claims, and demands whatsoever, whether known or unknown, in law or equity, whether statutory or common law, whether federal, state, local, or otherwise (collectively "Claims"), including, but not limited to, any claims relating to, or arising out of any aspect of Consultant's employment with the Company, or the termination of such employment, including, but not limited to:

                           (i) any and all claims of wrongful discharge, breach of the contract or equitable estoppel;

                           (ii) any and all claims for wages or employee benefits, including, but not limited to, any and all claims under the Employee Retirement Income Security Act, the Fair Labor Standards Act, or any federal, state or local labor or benefits law;

                           (iii) any and all claims of employment discrimination on any basis, including, but not limited to, all claims under the following statutes and the amendments thereto, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967 ("ADEA"), the Civil Rights Act of 1866, 42 U.S.C. ss. 1981, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the Immigration Reform and Control Act of 1986, the New York State Executive Law, the New York City Human Rights Law, any and all claims under any other federal, state, or local civil or human rights law; and

                           (iv) any and all claims for monetary recovery, including, but not limited to, severance pay, back pay, front pay, liquidated, compensatory and punitive damages, and attorneys' fees, disbursements and costs;

which against the Releasees, Consultant or Consultant's heirs, executors or administrators, ever had, now have, or hereinafter can, shall, or may have, for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time to the Effective Date, other than Claims ("Unreleased Claims") relating to the enforcement of the provisions of this Agreement.

         Section 10.       No Suits.

         Consultant represents and warrants that he has never commenced or filed and covenants and agrees never to commence, file or in any way prosecute or cause to be commenced or prosecuted against the Releasees or any of them, any action, charge, complaint or other proceedings, whether administrative, judicial, legislative or otherwise, including, but not limited to, any action or proceeding for damages, attorney's fees, disbursements, costs or equitable relief based upon or seeking relief on account of actions or failures to act by the Releasees which may have occurred or failed to occur prior to the Effective Date, other than in connection with Unreleased Claims. Consultant agrees that in the event he files any charge, complaint or commences any litigation of any kind that is covered by this Agreement, he shall pay all of the reasonable attorneys' fees, expenses and costs incurred by Releasees in responding to such action, including, but not limited to, any consequential damages that Releasees, or any of them, may suffer or incur. Consultant further represents that he will not aid, abet or assist in any manner whatsoever any other third party in filing, pursuing or maintaining any lawsuit, complaint, or charge against any of the Releasees, except if compelled to do so by valid legal process or if otherwise required to do so by law. The provisions of this Paragraph 10 shall be inapplicable in any matters regarding the ADEA, should Consultant allege in good faith that the waiver herein of his right to file an ADEA claim was not knowing and voluntary.

         Section 11.       Knowing and Voluntary Waiver.

                  (a) Consultant agrees that this Agreement constitutes a knowing and voluntary waiver of all Claims, other than the Unreleased Claims, Consultant may have against the Releasees, or any of them, including, but not limited to, all rights or claims arising under the ADEA, including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA.

                  (b) This Agreement shall not affect the rights and responsibilities of the Equal Employment Opportunity Commission (the "EEOC") to enforce the ADEA and other laws. Notwithstanding paragraph 11 above, this Agreement shall not be used to justify interfering with Consultant's right to file a charge with the EEOC or participate in an investigation or proceeding by the EEOC. However, should any charge be filed with the EEOC, Consultant expressly waives all rights or claims which arose prior to his execution of this Agreement that he may have against the Releasees, or any of them, to receive any benefit or remedial relief (including, but not limited to, reinstatement, back pay, front pay, damages, and attorneys' fees) as a consequence of such EEOC filing, and of any litigation concerning any facts alleged in any such charge.

                  (c) The Company, NPDC and Consultant agree that, for a period of seven days following his execution of this Agreement ("Revocation Period"), Consultant has the right to revoke this Agreement by delivering notice in writing of such revocation to the Company and NPDC. If Consultant gives such notice of revocation within the Revocation Period, this Agreement shall be null and void. If no such notice of revocation is delivered by Consultant within the Revocation Period, this Agreement will be deemed fully effective and enforceable on the eighth day after its execution by Consultant ("Effective Date").

                  (d) The Company and NPDC hereby advise Consultant to consult with his attorney prior to executing this Agreement. Consultant further acknowledges that the Company and NPDC have given him a period of at least 21 days in which to consider this Agreement before executing this Agreement.

                  (e) Consultant's acceptance of the payments and benefits described above, at any time subsequent to seven days after his execution of this Agreement, shall constitute an admission by Consultant that he did not revoke this Agreement during the Revocation Period of seven days, and shall further constitute an admission by Consultant that this Agreement has become effective and enforceable.

                  (f) If Consultant executed this Agreement at any time prior to the end of the 21 day period that the Company and NPDC gave him in which to consider this Agreement, such early execution was a knowing and voluntary waiver of Consultant's right to consider this Agreement for at least 21 days, and was due to Consultant's belief that he had ample time in which to consider and understand this Agreement, and in which to review this Agreement with his attorney.

         Section 12.       Non-Admission of Wrongdoing.

         This Agreement shall not in any way be construed as an admission by the Company or NPDC of any liability, or of any unlawful, discriminatory, or otherwise wrongful acts whatsoever against the Consultant or any other person.

         Section 13.       Acknowledgment of Full Payments.

         Consultant agrees that the Company has paid to him all of the wages, commissions, bonuses and accrued vacation pay through the date of his execution of this Agreement and that neither the Company nor NPDC owes no other wages, commissions, bonuses, vacation pay, employee benefits, severance payments or other compensation or payments of any kind or nature, other than as provided in this Agreement.

         Section 14.       Binding Agreement.

         Except as expressly permitted hereby, Consultant's rights and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of Consultant's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Consultant and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees, shall be binding upon and inure to the benefit of the Company and its successors, and shall be binding upon and inure to the benefit of NPDC and its successors. If Consultant should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Consultant's devisee, legatee, or other designee or, if there be no such designee, to Consultant's estate. Notwithstanding anything to the contrary contained herein, NPDC shall have no responsibility for the obligations of the Company hereunder.

         Section 15.       No Third Party Beneficiaries.

         This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except for NPDC with respect to Sections 5, 9, 11 and 13.

         Section 16.       Modification.

         This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

         Section 17.       Notices.

         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 17). Notice to the estate of Consultant shall be sufficient if addressed to Consultant as provided in this
Section 17. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 17 shall be deemed given at the time of receipt thereof.

         Section 18.       Waiver.

         Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         Section 19.       Headings.

         The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         Section 20.       Counterparts; Governing Law.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws. Each party hereto submits to the jurisdiction of the New York state courts for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court, any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and any right to which it may be entitled on account of its place of residence or domicile.

         Section 21.       Acknowledgment.


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         CONSULTANT EXPRESSLY ACKNOWLEDGES, REPRESENTS, AND WARRANTS THAT HE HAS
CAREFULLY READ THIS AGREEMENT; THAT HE FULLY UNDERSTANDS THE TERMS, CONDITIONS, AND SIGNIFICANCE OF THIS AGREEMENT; THAT HE HAS HAD AMPLE TIME TO CONSIDER AND NEGOTIATE THIS AGREEMENT; THAT THE COMPANY AND NPDC HAVE ADVISED HIM TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT; THAT HE HAS HAD A FULL OPPORTUNITY
TO AND HAS IN FACT REVIEWED THIS AGREEMENT WITH HIS ATTORNEY, AND THAT HE HAS EXECUTED THIS AGREEMENT VOLUNTARILY, KNOWINGLY, AND WITH SUCH ADVICE OF COUNSEL AS HE HAS DEEMED APPROPRIATE.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                      FIVE STAR PRODUCTS, INC.

                                      By:______________________
                                      Name
                                      Title




                                      Steven Schilit